215089.31







Debtor:	Bank of New England Corporation
Case No:	91-10126
Trustee:	Ben Branch

	                                CASH FLOW SUMMARY
"FROM THE PERIOD FROM APRIL 30, 2009 TO MAY 31, 20099 "


"Cash balance at April 30, 2009"		 	"101,174,094.81"



Receipts:
1.  Investment proceeds (short term)			"48,158.07"
        Total receipts	eipts	 	"48,158.07"


Expenditures:
1.  Professional fees and expenses			"21,186.27"
2.  Inter co transfer			"38,000.00"
3.  Administrative expenses			"1,275.34"
5.  Insurance expense			412.22
 			"60,873.83"




"Cash Balance at May 30, 2009"		$	"101,161,379.05"